SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







      Date of report (Date of earliest event reported): November 1, 1996

                            SFX BROADCASTING, INC.
-----------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


               Delaware                                0-22486                                13-3649750
               --------                                -------                                ----------
     (State or Other Jurisdiction               (Commission File No.)             (IRS Employer Identification No.)
           of Incorporation)


150 East 58th Street, 19th Floor, New York, New York              10155
-------------------------------------------------------------    -------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 407-9191

                                      N/A
------------------------------------------------------------------------------

        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Financial Statements of WRFX-FM and WEDJ-FM (divisions of Pyramid
Communications, Inc.) and WKSS 95.7-FM (a division of Precision Media
Corporation)

In order to permit the incorporation by reference into certain registration statements to be filed by SFX Broadcasting, Inc. (the "Company"), the Company is including in Annex A attached hereto the following financial statements, which are incorporated herein by reference: (i) the financial statements of WRFX-FM and WEDJ-FM (divisions of Pyramid Communications, Inc.) which the Company has agreed to acquire pursuant to an acquisition agreement dated September 4, 1996 and (ii) the financial statements of WKSS-FM 95.7-FM (a division of Precision Media Corporation), which Multi-Market Radio, Inc. ("MMR") acquired on September 4, 1996. The Company intends to acquire MMR pursuant to the pending merger between MMR and a wholly-owned subsidiary of the Company. WEDJ-FM has changed its call letters to WNKS-FM.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             SFX BROADCASTING, INC.



                                             By: /s/ Robert F.X. Sillerman
                                                ---------------------------
                                                Name:    Robert F.X. Sillerman
                                                Title:   Executive Chairman


Date:    November 1, 1996

                                                                       ANNEX A



                        REPORT OF INDEPENDENT AUDITORS


Board of Directors
Evergreen Communications, Inc.

         We have audited the accompanying combined balance sheet of WRFX-FM and WEDJ-FM (Divisions of Pyramid Communications, Inc.) as of December 31, 1995 and the related statements of operations, divisional surplus and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WRFX-FM and WEDJ-FM (Divisions of Pyramid Communications, Inc.) as of December 31, 1995, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                   ERNST & YOUNG LLP

New York, New York
September 24, 1996

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)

                            COMBINED BALANCE SHEET

                                                              DECEMBER 31, 1995
                                                              -----------------
ASSETS
Current assets:
       Cash                                                        $     37,263
       Accounts receivable, net of allowance for
       doubtful accounts of $53,042                                   2,554,955
       Prepaids and other current assets                                248,676
                                                                   ------------
Total current assets                                                  2,840,894

Property and equipment, net                                           2,083,469

Intangible assets:
       Goodwill                                                         431,842
       FCC license                                                    6,891,268
       Other intangibles                                              6,196,014
                                                                   ------------
                                                                     13,519,124

       Less accumulated amortization                                 (4,965,853)
                                                                   ------------
                                                                      8,553,271
                                                                   ------------
                                                                   $ 13,477,634
                                                                   ============

LIABILITIES AND DIVISIONAL SURPLUS Current liabilities:
       Accounts payable                                            $    198,236
       Accrued talent fees                                               91,205
       Accrued sales commissions                                         68,218
       Accrued bonus                                                     53,121
       Other accrued expenses                                           139,691
                                                                   ------------
Total current liabilities                                               550,471

Due to related entities                                               9,597,507
Divisional surplus                                                    3,329,656
Total liabilities and divisional surplus                           $ 13,477,634
                                                                   ============

           See accompanying notes to combined financial statements.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)

                       COMBINED STATEMENT OF OPERATIONS


                                                   YEAR ENDED DECEMBER 31, 1995
                                                   ----------------------------
Gross revenue                                             $ 12,000,990
Less commissions                                             1,376,815
                                                          ------------
Net operating revenue                                       10,624,175

Operating expenses:
       Sales and promotion                                   2,824,807
       Technical                                               383,562
       Programming and production                            2,227,526
       General and administrative                            2,186,929
       Depreciation and amortization                         3,119,981
                                                          ------------
                                                            10,742,805
                                                          ------------
Loss from operations                                          (118,630)

Interest expense, net                                            6,883
Loss on disposal of equipment                                  607,893
                                                          ------------
Net loss                                                  $   (733,406)
                                                          ============

           See accompanying notes to combined financial statements.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)

                   COMBINED STATEMENT OF DIVISIONAL SURPLUS

                                                  YEAR ENDED DECEMBER 31, 1995
                                                  ----------------------------
Divisional surplus at December 31, 1994                    $  4,063,062
Net loss                                                       (733,406)
                                                           ------------
Divisional surplus at December 31, 1995                    $  3,329,656
                                                           =============

           See accompanying notes to combined financial statements.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)

                       COMBINED STATEMENT OF CASH FLOWS


                                                   YEAR ENDED DECEMBER 31, 1995
                                                   ----------------------------
Cash flows from operating activities
Net loss                                                  $  (733,406)
Adjustment to reconcile net loss to cash
  provided by operating activities:
       Depreciation and amortization                        3,119,981
       Provision for doubtful accounts                          5,412
       Loss on disposal of equipment                          607,893
       Changes in certain operating assets
        and liabilities:
       Increase in accounts receivable                       (702,752)
       Decrease in prepaid expenses and other
        current assets                                         36,072
       Decrease in accounts payable                          (203,981)
       Decrease in accrued expenses and other
         current liabilities                                   (7,354)
                                                          -----------
Net cash provided by operating activities                   2,121,865
                                                          -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of assets                                          (325,784)
                                                          -----------
Net cash used in investing activities                        (325,784)
                                                          -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to related entities                               (1,896,078)
                                                          -----------
Net cash used in financing activities                      (1,896,078)
                                                          ===========

Decrease in cash                                              (99,997)
Cash balance at beginning of year                             137,260
                                                          -----------
Cash balance at end of year                               $    37,263
                                                          ===========

           See accompanying notes to combined financial statements.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)


                    NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


1.       NATURE OF BUSINESS AND ORGANIZATION

         Pyramid Communications, Inc. (the "Company") was organized in November of 1993 for the purpose of owning and acquiring radio stations throughout the eastern United States. The Company accounts for the activities of its stations as separate divisions. The accompanying financial statements have been prepared on a going concern basis, and include the accounts of WRFX-FM and WEDJ-FM (the "Stations") each of which are a division of the Company. These divisions are being combined in these financial statements due to the pending acquisition of these Stations by SFX Broadcasting, Inc. ("SFX") (See below)

         Substantially all of the assets of the Stations are pledged as collateral under various obligations of the Company.

         In March 1994, the Company completed the acquisition of the assets of KISS Limited Partnership d/b/a Pyramid Broadcasting (the "Partnership") which included the assets and FCC license of WRFX-FM. In August 1994 the Company purchased certain assets, including the FCC license of WEDJ-FM (formerly WAQQ-FM), both stations are located in Charlotte, North Carolina.

         In January 1996, the Company, Evergreen Media Corporation ("Evergreen") and Evergreen Media/Pyramid Corporation ("Merger Co.") completed the Agreement and Plan of Merger, dated as of July 14, 1995 (the "Merger Agreement") whereby the Company merged with Evergreen.

         In September 1996, Evergreen entered into a binding letter of intent with EZ Communications, Inc. ("EZ"), whereby Evergreen agreed to sell substantially all of the assets of WEDJ-FM to EZ and to swap the assets of WRFX-FM in a like-kind exchange. In September 1996, EZ entered into a letter of intent with SFX whereby EZ agreed to swap the Stations with SFX in a like-kind exchange.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

         The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

         Property and equipment are recorded at assigned or actual cost and depreciated using the straight-line method over their estimated useful lives ranging from 3 to 20 years. Maintenance and repairs are charged to expense as incurred.

INTANGIBLE ASSETS

         Intangible assets are recorded at actual or assigned cost and are being amortized on a straight-line basis. The cost of the FCC licenses and goodwill are amortized over a 40 year period. The other intangibles, which consist primarily of the rights in the John Boy and Billy Syndication Network, are being amortized over a period of one to five years. The recoverability of intangible assets are evaluated periodically based upon the undiscounted cash flows generated from the related intangible assets.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)



              NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)



 REVENUE RECOGNITION

         Sales are recorded when advertisements are aired in accordance with the terms of sales agreements. Broadcast revenues are reported net of agency and national commissions. Accounts receivable are not collateralized; however, the Company reviews the creditworthiness of its customers on an ongoing basis.

TRADE ACTIVITY

         Trade (barter) sales, in which available advertising time is given in exchange for goods or services, are recognized when the bartered advertisement is broadcast. The transactions are valued at the estimated market value of the advertisement exchanged, which approximates the fair market value of the goods or services received. Trade expense is recognized when the goods or services are received or used. For the year ended December 31, 1995, the Stations recorded trade revenue of $600,986 and trade expenses of $707,991. A receivable is recognized when the advertisement has been broadcast, but the stations have not yet used the goods or services being traded. Conversely, a payable is recognized when the stations have used the goods or services being traded, but have not yet broadcast the advertisement.

INCOME TAXES

         The Stations are included in the consolidated U.S. federal, state and local income tax returns of the Company. The provision (or benefit) for income taxes has been calculated on a separate-company basis consistent with the liability method prescribed by FASB Statement No. 109, "Accounting for Income Taxes." Under the liability method, deferred income taxes reflect tax carryforwards and the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes, as determined under enacted tax laws and rates. The financial effect of changes tax laws or rates is accounted for in the period of enactment.

         The Stations generated a current taxable loss in the current year. Therefore, no current provision has been recorded. The net deferred tax asset of the Company is offset in full by a valuation allowance. Deferred income taxes of the Stations are accounted for in divisional surplus.

ADVERTISING

         The Stations expense all advertising costs when incurred. Advertising expense was $342,060 for the year.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of financial instruments such as cash, accounts receivable, accounts payable and accrued expenses approximates their face value because of the short-term nature of these instruments.

LONG-LIVED ASSETS

        In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS No. 121"). SFAS No. 121 addresses the accounting for the impairment of long-lived assets, certain identifiable intangibles and goodwill when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 is required to be adopted in 1996. The Stations do not believe the adoption of SFAS No. 121 will have a material effect on the Station's consolidated financial position or results of operations.

                              WRFX-FM AND WEDJ-FM
                  (DIVISIONS OF PYRAMID COMMUNICATIONS, INC.)


              NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)


3.        PROPERTY AND EQUIPMENT

         Property and equipment consisted of the following:


Land and improvements ..................................            $    22,119
Building ...............................................                177,095
Tower and tower equipment ..............................              1,386,519
Furniture and fixtures .................................                115,087
Leasehold improvements .................................                355,594
Broadcast and other equipment ..........................                941,725
                                                                    -----------
                                                                    $ 2,998,139
Less accumulated depreciation ..........................               (914,670)
                                                                    -----------
                                                                    $ 2,083,469
                                                                    ===========

The loss on disposal of equipment resulted primarily from a radio tower that was donated to Davidson College's radio station.

4.       LEASE COMMITMENTS

         The Stations have entered into various noncancellable operating leases for office space, transmitter tower space, vehicles, remote vehicles, and office equipment. These financing arrangements expire at various dates through May 2011, and leases contain renewal and/or purchase options.

         Lease expense was approximately $323,000 for the year.

         Future minimum lease payments for the Stations under noncancelable operating leases that have an initial or remaining lease term in excess of one year are as follows:


1996 ................................................       $  291,627
1997 ................................................          264,171
1998 ................................................          128,215
1999 ................................................          150,803
2000 ................................................          140,268
Thereafter ..........................................        1,029,365

5.       EMPLOYEE CONTRACTS

         The Stations entered into various employment agreements with certain key employees. These employment agreements expire at various dates though December 1998. Future minimum obligations under these agreements are approximately $977,000 (1996); $855,000 (1997) and $484,000 (1998). Certain
agreements contain bonus provisions which are contingent upon future performance.

6.       RELATED PARTY

         Due to related entities consists primarily of amounts due to the Company. The Stations remit excess cash to the Company in order to reimburse it for amounts funded by the Company for the original purchase.

                        REPORT OF INDEPENDENT AUDITORS


Board of Directors
Precision Media Corporation

         We have audited the accompanying balance sheets of WKSS 95.7--FM (A Division of Precision Media Corporation) as of December 31, 1995 and 1994 and the related statements of income, divisional surplus and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WKSS 95.7--FM (A Division of Precision Media Corporation), as of December 31, 1995 and 1994, and the results of its operations and cash flows for the two years then ended in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

New York, New York
September 20, 1996

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)

                                BALANCE SHEETS

                                                              DECEMBER 31,
                                                              ------------
                                                        1995               1994
                                                        ----               ----
ASSETS
Current Assets:
    Cash                                                $  194,489    $  205,075
    Accounts receivable, trade--net  of
      allowance for doubtful accounts of $80,952
      and $50,193 in 1995 and 1994, respectively           971,537       810,042


    Due from officer                                        14,130         8,580
    Prepaid expenses and other
      current assets                                        16,454        16,738
                                                        ----------    ----------
Total current assets                                     1,196,610     1,040,435

Property and equipment:
    Leasehold improvements                                 174,118       174,118
    Antennas and transmitters                              295,972       294,972
    Technical equipment                                    212,489       192,642
    Motor vehicles                                          45,279        25,827
    Office furniture and equipment                         153,169       147,981
                                                        ----------    ----------
                                                           881,027       835,540
Less accumulated depreciation
    and amortization                                       522,046       481,615
                                                        ----------    ----------
                                                           358,981       353,925
                                                        ----------    ----------
Broadcast licenses--net of
     accumulated amortization $310,663 and
    $139,343 in 1995 and 1994, respectively              4,100,808     4,272,128
                                                        ----------    ----------
                                                        $5,656,399    $5,666,488
                                                        ==========    ==========





                                                              DECEMBER 31,
                                                              ------------
                                                        1995               1994
                                                        ----               ----
 LIABILITIES AND DIVISIONAL SURPLUS
 Current liabilities:
 Accounts payable                                       $  427,225    $  301,708
 Accrued expenses and other current liabilities            248,329       155,163
 Current maturities of intracompany debt                   275,000       175,000
 Current maturities of capital lease obligations
     and other long-term debt                               11,654         2,343
                                                         ---------    ----------
 Total-current-liabilities                                 962,208       634,214

 Intracompany debt, less current portion                 3,900,000     4,175,000
 Capital lease obligation, and other
     long term debt, less current portion                   20,370          --
 Divisional surplus                                        773,821       857,274



                                                        ----------    ----------
Total-liabilities-and-divisional-surplus                $5,656,399    $5,666,488
                                                        ==========    ==========

                            See accompanying notes.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)

                             STATEMENTS OF INCOME

                                                     YEAR ENDED DECEMBER 31,
                                                     1995              1994
                                                     ----              ----
Gross revenue                                      $5,043,570        $4,437,949
Less agency commissions                               635,278           531,763
Tower rental income                                    15,600            13,346
                                                   ----------        -----------
Net operating revenue                               4,423,892         3,919,532

Operating expenses:
Selling and promotion                               1,447,545         1,298,842
Technical                                              83,886            79,967
Programming                                         1,017,499           859,840
General and administrative                            737,112           602,855
Depreciation and amortization                         226,722           203,986
                                                   ----------        -----------
                                                    3,512,764         3,045,490
                                                   ----------        -----------
Income from operations                                911,128           874,042

Interest expense, net                                (501,614)         (460,977)
Other income                                           14,175            25,235
                                                   ----------        -----------

Income before income taxes                            423,689           438,300
Income tax expense                                     47,665            50,404
                                                   ----------        -----------
Net income                                         $  376,024        $  387,896
                                                   ==========        ===========

                            See accompanying notes.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)

                       STATEMENTS OF DIVISIONAL SURPLUS



                                                        YEAR ENDED DECEMBER 31,
                                                         1995            1994
                                                         ----            ----
Divisional surplus, beginning of year                 $ 857,274        $485,345
Net cash transfers                                     (459,477)        (15,967)
Net income                                              376,024         387,896
                                                      ---------        --------
Divisional surplus, end of year                         773,821         857,274
                                                       ========        ========



                            See accompanying notes.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)

                           STATEMENTS OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                                      1995       1994
                                                                      ----       ----
Cash flows from operating activities
Net income                                                          $ 376,024    $ 387,896
Adjustment to reconcile net income to cash provided
     by operating activities:
Depreciation and amortization                                         226,722      203,986
Provision for doubtful accounts                                        30,759       20,944
Changes in certain operating assets and liabilities:
       Decrease in accounts receivable                               (192,254)    (218,292)
       (Increase) decrease in due from officer                         (5,550)       2,939
       (Increase) decrease in prepaid expenses and other current          284       (7,660)
       assets
       Increase (decrease) in accounts payable                        125,517     (129,158)
       Increase in accrued expenses and other current liabilities      93,166       69,380
                                                                    ---------    ---------
Net cash provided by operating activities                             654,668      330,035
                                                                    ---------    ---------

Cash flows from investing activities
Purchases of property and equipment                                   (26,035)     (20,629)
                                                                    ---------    ---------
Net cash used in investing activities                                 (26,035)     (20,629)
                                                                    ---------    ---------

Cash flows from financing activities
Proceeds from issuance of other long-term debt                         14,543       15,196
Principal payments on intracompany debt                              (175,000)    (150,000)
Principal payments on capital lease obligation and other long-
       term debt                                                      (19,285)     (15,491)
Net intracompany cash transfers                                      (459,477)     (15,967)
                                                                    ---------    ---------
Net cash used in financing activities                                (639,219)    (166,262)
                                                                    ---------    ---------



Increase (decrease) in cash                                         $ (10,586)   $ 143,144
Cash balance at beginning of year                                     205,075       61,931
Cash balance at end of year                                         $ 194,489    $ 205,075
                                                                    =========    =========

Supplemental disclosure of cash flow information:
Cash paid during the year for interest                              $ 461,425    $ 462,320
Cash paid during the year for income taxes                          $   2,538    $     422
                                                                    =========    =========

Supplemental schedule of noncash investing activities:
Capital lease and debt incurred to acquire vehicles                 $  34,422    $    --
                                                                    =========    =========

                            See accompanying notes.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)



                         NOTES TO FINANCIAL STATEMENTS


                          DECEMBER 31, 1995 AND 1994

1.      NATURE OF BUSINESS

       Precision Media Corporation (the "Company") is a corporation engaged in the business of owning and operating radio stations. The Company acquired a radio station in Hartford, Connecticut, now known as WKSS 95.7-FM (the "Station"), on August 27, 1984. The Company also owns and operates several other radio stations throughout New England and accounts for the activities of the stations as separate divisions. The accompanying financial statements have been prepared on a going concern basis and include only the accounts of the Station, a division of the Company.

       Substantially all of the assets of the Station are pledged as collateral under various obligations of the Company.

       On April 1, 1996, the Company entered into an Asset Purchase Agreement to sell substantially all of the assets relating to the operation of the Station to Multi-Market Radio, Inc. for approximately $18,000,000 in cash.

2.     SIGNIFICANT ACCOUNTING POLICIES

RISKS AND UNCERTAINTIES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade receivables. The Company's revenue is principally derived from broadcast advertisers within the greater Hartford area who are impacted by the local economy.

       The Company routinely assesses the financial strength of its customers and does not require collateral or other security to support customer receivables. No one customer accounted for more than 10% of revenues for the years ended December 31, 1995 and 1994.

PROPERTY AND EQUIPMENT

       All property and equipment is stated at cost. Major renewals, additions and betterments are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed in the year incurred.

Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:


                 ASSETS                        Life in Years
----------------------------------------     --------------------------
Leasehold improvements..................       Life of lease
Antennas and transmitters...............             10
Technical equipment.....................            5-10
Motor vehicles..........................             5
Office furniture and equipment..........            5-10


AMORTIZATION

       Amortization of the broadcast license is computed using the straight-line method over 40 years.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INCOME TAXES

       The Company has elected to be taxed as an S corporation as provided in
Section 1362(a) of the Internal Revenue Code. As such, the corporate income or loss and credits are passed to the stockholders and combined with their personal income and deductions to determine taxable income on their individual federal tax returns. The Station is included in the federal income tax return of the Company.

       Business income of an S Corporation is subject to a corporate level tax on income derived in Connecticut. The corporate tax rate in Connecticut is approximately eleven and one-half percent (11-1/2%). Accordingly, provisions of $47,665 and $50,404, have been recorded for the Station's operations on a stand-alone basis for 1995 and 1994, respectively. Deferred income taxes attributable to accelerated amortization and depreciation are accounted for in divisional surplus.

BARTER TRANSACTIONS

       Agreements are entered into with various vendors on a regular and continuing basis which provide that in return for advertising spots on the Station, merchandise or other services will be furnished by these vendors in lieu of cash payments. For the years ended December 31, 1995 and 1994, the Station recorded barter revenue of $199,119 and $236,162, respectively. Barter expense for the same two years was $240,975 and $209,490. Included in accounts payable is the fair value of advertising spots due to vendors. Included in accounts receivable is the fair value of the merchandise or services due to the Company from vendors.

REVENUE RECOGNITION

       Revenue is recognized as advertisements are broadcast.

ADVERTISING

       All advertising and promotion costs are expensed as incurred.

3.     INTRACOMPANY DEBT

                                                                                         1995                       1994
                                                                                   ---------------------      ---------------------

Intracompany debt payable pursuant to an oral agreement to the corporate office of Precision Media Corporation in 20 consecutive quarterly installments of principal ranging from $50,000 to $100,000 through January 1, 1998 and one final payment of the remaining principal balance due on April 1, 1998.
Interest accrues at the base rate (as defined) plus 3% payable monthly in arrears. The prevailing interest rate at December 31, 1995 and 1994 was 11.5%
and 10.25%, respectively. Subsequent to December 31, 1995 this note
was repaid as part of a refinancing transaction...................................      $4,175,000                  $4,350,000
Less current maturities...........................................................         275,000                     175,000
                                                                                        ----------                  ----------
                                                                                        $3,900,000                  $4,175,000
                                                                                        ==========                  ==========

4.       OTHER LONG-TERM DEBT

         Other long-term debt includes a note payable to Ford Motor Credit Company with principal due in monthly installments ending October 12, 1999.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.       RETIREMENT PLAN

         During 1994, the Company implemented a qualified cash or deferred plan which covers its employees who work more than one thousand (1,000) hours annually, have completed three months of service and have attained the age of twenty-one years. Eligible employees may contribute up to 15% of their compensation with a maximum dollar limitation of $9,240 for 1995. The Company may make matching contributions at its discretion. The Station has accrued $6,502 and none as matching contributions for the years ended December 31, 1995 and 1994, respectively.

6.       COMMITMENTS AND CONTINGENCIES

TOWER SPACE INCOME AGREEMENTS

         The Company subleases tower space to various corporations for radio communications purposes for terms ranging from 3 to 18 years through April 30, 2007. The leases require monthly payments by the sublessors ranging from $323 to $3,277.

         The Company is required to make additional payments as lessee to the lessors ranging from 35% to 50% of income received as a sublessor. Tower rental income, which is presented net of additional rent expenses of $12,235 and $9,582 was $27,835 and $22,928 for the years ended December 31, 1995 and 1994, respectively.

         The following is a schedule by year of the future minimum rental revenue, net of additional rent expense, under the noncancelable income agreements for the year ending after December 31, 1995:


Year:
1996 ...........   $ 18,774
1997 ...........     19,457
1998 ...........     20,168
1999 ...........     20,910
2000 ...........     21,682
Thereafter......    157,584
                   --------
                   $258,575
                   ========

CONTRACTUAL COMMITMENTS

         The Company leases office space in Hartford, Connecticut under an operating lease expiring December 1996. In addition to a base monthly rent, the lease calls for payment of the Company's pro-rata share of operating expenses of the lessor plus real estate taxes. Rent expense amounted to $101,602 and $100,942 for the years ended December 31, 1995 and 1994, respectively.

         The Company leases a transmitter site in Meriden, Connecticut under an operating lease expiring in April 2007. Under the terms of the agreement, the Company pays additional rent based on income received as a sublessor (see aforementioned Tower Space Income Agreements). Rent expense amounted to $34,525 and $34,428 for the years ended December 31, 1995 and 1994, respectively.

         The Company is obligated under various other agreements for music licenses, software licenses, a network affiliation contract, library services, new services, advertising, and rating services expiring through March 31, 2001.

                                 WKSS 95.7--FM
                  (A DIVISION OF PRECISION MEDIA CORPORATION)



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         The following is a schedule by year of the future minimum contractual obligations noted above for the year ending after December 31, 1995:


Year:
1996 ...........   $  401,799
1997 ...........      184,424
1998 ...........      187,600
1999 ...........      191,225
2000 ...........      203,422
Thereafter......      284,595
                   ----------
                   $1,453,065
                   ==========

7.        INTERDIVISIONAL TRANSACTIONS

         The Company charges the Station for operational expenses such as payroll taxes, corporate overhead and insurance premiums incurred on the Station's behalf. It is not practicable to determine the amount of the expenses that would have been incurred had the Station operated as an unaffiliated entity. However, management is of the opinion that the amount allocated to the Station is based on a reasonable allocation method. These costs are included in general and administrative expenses in the statement of income. The Station remits excess cash to the Company in order to reimburse it for these expenditures and to make loans to other divisions. All of these transactions are conducted on an interest free basis.